                                                                   EXHIBIT 99.1




                              FORM OF PROXY CARD


                                 [TELXON LOGO]


                                SPECIAL MEETING
                         NOVEMBER 28, 2000 - 10:00 a.m.
                               HILTON GARDEN INN
                              6288 TRI-RIDGE BLVD.
                                  LOVELAND, Oh



              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
      FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD NOVEMBER 28, 2000

The undersigned stockholder hereby appoints John W. Paxton, Sr. and Woody M. McGee, or any of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes any of them to represent and to vote, as provided on the reverse side hereof, all of the Common Stock of Telxon Corporation which the undersigned, as of October 20, 2000, the Record Date for the Special Meeting, is entitled to vote at the Special Meeting of Stockholders to be held on November 28, 2000 or any adjournment or postponement thereof.








            IMPORTANT--THIS PROXY IS CONTINUED ON THE REVERSE SIDE. PLEASE SIGN AND DATE ON THE REVERSE SIDE AND RETURN TODAY.


                            - FOLD AND DETACH HERE -

            THIS PROXY, WHEN PROPERLY EXECUTED AND TIMELY RETURNED,
                  WILL BE VOTED IN THE MANNER DIRECTED HEREIN
                              BY THE STOCKHOLDER.
               IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED
                             "FOR" ITEMS 1 AND 2.

                               TELXON CORPORATION
      PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.







        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH ITEM BELOW.




                                                                      FOR     AGAINST     ABSTAIN
1.   Approval and adoption of the merger and the merger               [ ]        [ ]         [ ]
     agreement, as amended among Symbol Technologies, Inc.,
     TX Acquisition Corporation and Telxon Corporation.
                                                                      FOR     AGAINST     ABSTAIN
2.   To adjourn the meeting, if necessary, to solicit additional      [ ]        [ ]         [ ]
     proxies.


                                         In their discretion, the Proxies are
                                         authorized to vote upon such other
                                         business as may come before the
                                         meeting.


                                         Date:                     , 2000
                                              --------------------
                                         Signature(s)

                                         Signature(s)


                                         PLEASE SIGN EXACTLY AS NAME APPEARS
                                         HEREON. JOINT OWNERS SHOULD EACH SIGN.
                                         WHEN SIGNING AS AN EXECUTOR, CORPORATE
                                         OFFICER OR IN ANY OTHER REPRESENTATIVE
                                         CAPACITY, PLEASE GIVE FULL TITLE AS
                                         SUCH.



                           - FOLD AND DETACH HERE -

                            YOUR VOTE IS IMPORTANT!


                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                                 ITEMS 1 AND 2.



            PLEASE SIGN, DATE AND RETURN THE ABOVE PROXY CARD TODAY
           USING THE POSTAGE-PAID ENVELOPE PROVIDED, WHETHER OR NOT
                   YOU EXPECT TO ATTEND THE SPECIAL MEETING.

                                                                 DIRECTION FORM


               SPECIAL MEETING OF STOCKHOLDERS-NOVEMBER 28, 2000


     INSTRUCTIONS FOR VOTING SHARES HELD BY THE CHARLES SCHWAB TRUST COMPANY ("SCHWAB") AS TRUSTEE UNDER THE TELXON RETIREMENT & UNIFORM MATCHING PROFIT SHARING PLAN (THE "401(K) PLAN")

Pursuant to the 401(k) Plan, I hereby direct Schwab, as 401(k) Plan Trustee, to vote as provided on the enclosed proxy card, in person or by proxy, at the Special Meeting of Stockholders to be held on November 28, 2000, or any adjournment or postponement thereof, all the shares of Common Stock of Telxon Corporation credited to my Telxon Stock Fund account under the 401(k) Plan ("Plan Shares") as of the October 20, 2000 Record Date for the Special Meeting.


UPON THE PROPER COMPLETION AND TIMELY RETURN OF THIS DIRECTION FORM, YOUR SHARES WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF THIS FORM IS NOT RETURNED OR IS RETURNED BUT WITHOUT DIRECTION BEING GIVEN, YOUR PLAN SHARES WILL BE VOTED IN THE SAME PROPORTION AS THOSE SHARES FOR WHICH PROPER VOTING INSTRUCTIONS ARE TIMELY RECEIVED. DIRECTION FORMS MUST BE RECEIVED BY THE TABULATING AGENT, COMPUTERSHARE INVESTOR SERVICES, LLC, NO LATER THAN
5:00 P.M. EASTERN STANDARD TIME ON NOVEMBER 27, 2000 FOR TABULATION.



       IMPORTANT--THIS DIRECTION FORM IS CONTINUED ON THE REVERSE SIDE.
           PLEASE SIGN AND DATE ON THE REVERSE SIDE AND RETURN TODAY.


                           - FOLD AND DETACH HERE -


Schwab and the Tabulating Agent will keep your holdings of Plan Shares and your voting instructions on this Direction Form strictly confidential. The accompanying proxy materials have been distributed to you based on information provided by Schwab to the Tabulating Agent (and not to Telxon). If you also own Telxon common stock other than through the 401(k) Plan, you must also complete and separately return a Proxy Card for the voting of those other shares.

                         TELXON CORPORATION 401(K) PLAN
      PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.





        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH ITEM BELOW.




                                                                      FOR     AGAINST     ABSTAIN
1.   Approval and adoption of the merger and the merger               [ ]        [ ]         [ ]
     agreement, as amended among Symbol Technologies, Inc.,
     TX Acquisition Corporation and Telxon Corporation.
                                                                      FOR     AGAINST     ABSTAIN
2.   To adjourn the meeting, if necessary, to solicit additional      [ ]        [ ]         [ ]
     proxies.

                                         In their discretion, the Proxies are
                                         authorized to vote upon such other
                                         business as may come before the
                                         meeting.


                                         Date:                      , 2000
                                              ---------------------
                                         Signature(s)

                                         Signature(s)


                                         PLEASE SIGN EXACTLY AS NAME APPEARS
                                         HEREON. JOINT OWNERS SHOULD EACH SIGN.
                                         WHEN SIGNING AS AN EXECUTOR, CORPORATE
                                         OFFICER OR IN ANY OTHER REPRESENTATIVE
                                         CAPACITY, PLEASE GIVE FULL TITLE AS
                                         SUCH.



                            - FOLD AND DETACH HERE -

                            YOUR VOTE IS IMPORTANT!


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1 AND 2.


     PLEASE SIGN, DATE AND RETURN THE ABOVE DIRECTION FORM TODAY USING THE
                        POSTAGE-PAID ENVELOPE PROVIDED.